Leases	12 Months Ended
Dec. 31, 2017
Presentation of leases for lessee [abstract]
Disclosure of leases [text block]

22 Leases

Statoil leases certain assets, notably drilling rigs, vessels and office buildings. Lease contracts committed by a license are presented net, based on Statoil’s participation interest in the respective licenses. Lease contracts for helicopters, supply vessels and other assets used to serve a group of licenses are presented net based on Statoil’s average participation interests in these licenses.

In 2017, net rental expenditures were USD 2,075 million (USD 2,569 million in 2016 and USD 3,439 million in 2015) consisting of minimum lease payments of USD 2,333 million (USD 3,113 million in 2016 and USD 4046 million in 2015) reduced with sublease payments received of USD 272 million (USD 558 million in 2016 and USD 608 million in 2015). There are no significant rig cancellation fees expensed in 2017 (USD 115 million in 2016). No material contingent rent payments have been expensed in 2017, 2016 or 2015.

The information in the table below shows future minimum lease payments due and receivable under non-cancellable operating leases at 31 December 2017:

	Operating leases
(in USD million)	Rigs	Vessels	Land and buildings	Other	Total	Sublease	Net total

2018	1,039	615	155	152	1,961	(125)	1,837
2019	712	393	140	113	1,359	(105)	1,253
2020	509	382	136	92	1,119	(104)	1,015
2021	374	304	133	60	872	(68)	804
2022	352	233	134	57	777	(22)	755
2023-2027	287	498	621	47	1,453	(61)	1,392
2028-2032	-	93	369	23	485	(0)	485
Thereafter	-	13	50	13	76	-	76

Total future minimum lease payments	3,274	2,532	1,737	558	8,101	(484)	7,617

Statoil had certain operating lease contracts for drilling rigs at 31 December 2017. The remaining significant contracts' terms range from one month to six years. Rig lease agreements are for the most part based on fixed day rates. Certain rigs have been subleased in whole or for part of the lease term mainly to Statoil operated licenses on the Norwegian continental shelf. These leases are shown gross as operating leases in the table above.

Statoil has a long-term time charter agreement with Teekay for offshore loading and transportation in the North Sea. The contract covers the lifetime of applicable producing fields and at year end 2017 includes three crude tankers. The contract's estimated nominal amount was approximately USD 585 million at year end 2017, and it is included in the category vessels in the table above.

The category land and buildings includes future minimum lease payments to related parties of USD 511 million regarding the lease of one office building located in Bergen and one in Harstad, both owned by Statoil`s pension fund (“Statoil Pension”). These operating lease commitments extend to the year 2034. USD 387 million of the total is payable after 2021.

Statoil had finance lease liabilities of USD 478 million at 31 December 2017. The nominal minimum lease payments related to these finance leases amount to USD 630 million. Property, plant and equipment includes USD 439 million for finance leases that have been capitalised at year end (USD 484 million in 2016), mainly presented in the category machinery, equipment and transportation equipment, including vessels in note 10 Property, plant and equipment.

Certain contracts contain renewal options. The execution of such options will depend on future market development and business needs at the time when such options are to be exercised.